UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025

Perspective Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33407	41-1458152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Perspective Therapeutics, Inc. 2401 Elliott Avenue Suite 320
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 676-0900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CATX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 20, 2025, Perspective Therapeutics, Inc. (the “Company”) issued a press release announcing updated interim results from its Phase 1/2a clinical trial of [212Pb]VMT-α-NET for the treatment and diagnosis of patients with unresectable or metastatic somatostatin receptor subtype 2-expressing neuroendocrine tumors that are being presented at the European Society for Medical Oncology Congress 2025 taking place October 17-21, 2025 in Berlin, Germany (the “Updated Interim Clinical Results”) and certain other business updates (the “Press Release”). The Company also posted to its website a presentation announcing the Updated Interim Clinical Results and certain other business updates (the “Presentation”). The Press Release and the Presentation contain certain estimated and projected financial information, including the Company’s estimated cash, cash equivalents and short-term investments as of September 30, 2025. The estimated and projected financial information included in the Press Release and Presentation are preliminary and have not been audited, reviewed or compiled by the Company’s independent registered public accounting firm, WithumSmith+Brown, PC (“Withum”), and Withum has not performed any procedures with respect to the preliminary financial data. Accordingly, Withum does not express an opinion or any other form of assurance with respect thereto.

The Company’s actual results as of September 30, 2025 may differ from the preliminary financial data due to the completion of the Company’s closing procedures with respect to the fiscal quarter ended September 30, 2025, final adjustments and other developments that may arise between now and the time the financial results for the fiscal quarter are finalized.

Item 8.01 Other Events.

On October 20, 2025, the Company issued the Press Release. A copy of the Press Release is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Also on October 20, 2025, the Company posted the Presentation to its website. A copy of the Presentation is filed herewith as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 20, 2025.
99.2	Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSPECTIVE THERAPEUTICS, INC.

Date:	October 20, 2025	By:	/s/ Johan (Thijs) Spoor
Johan (Thijs) Spoor Chief Executive Officer